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                                                                     EXHIBIT 10i




                              HUBBELL INCORPORATED



                              AMENDED AND RESTATED

                          RETIREMENT PLAN FOR DIRECTORS







                       Amended, Effective December 8, 1999


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                              HUBBELL INCORPORATED

                          RETIREMENT PLAN FOR DIRECTORS




                                Table of Contents

Article                                                   Title                                     Page(s)
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
I                          PURPOSE.....................................................................1
                           -------

II                         DEFINITIONS...............................................................1-2
                           -----------

III                        EFFECTIVE DATE..............................................................2
                           --------------

IV                         ELIGIBILITY.................................................................2
                           -----------

V                          RETIREMENT BENEFITS.......................................................2-3
                           -------------------

VI                         PAYMENT OF RETIREMENT BENEFITS..............................................3
                           ------------------------------

VII                        DEATH BENEFIT...............................................................3
                           -------------

VIII                       FUNDING...................................................................3-4
                           -------

IX                         PLAN ADMINISTRATION.........................................................4
                           -------------------

X                          AMENDMENT AND TERMINATION...................................................4
                           -------------------------

XI                         MISCELLANEOUS PROVISIONS..................................................4-6
                           ------------------------

XII                        CHANGE OF CONTROL.........................................................6-8
                           -----------------



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                                    ARTICLE I
                                     PURPOSE

1.1 The purpose of this Plan is to provide retirement benefits to Directors of Hubbell Incorporated (the "Company") who meet the eligibility requirements of the Plan.

                                   ARTICLE II
                                   DEFINITIONS

2.1 "Base Retainer" means the regular active service annual retainer in effect during the calendar year immediately preceding the year in which a Director retires from the Board of Directors.

2.2      "Board of Directors" means the Board of Directors of Hubbell
         Incorporated.

2.3 "Chairman Retainer" means the retainer in effect for service as the Chairman of any committee of the Board of Directors during the calendar year immediately preceding the year in which a Director retires from the Board of Directors.

2.4 "Committee Chairman" means an Eligible Director who for the one year immediately preceding his retirement from the Board of Directors was the Chairman of any committee of the Board of Directors.

2.5      "Company" means Hubbell Incorporated.

2.6 "Compensation Committee" means the Compensation Committee of the Board of Directors.

2.7      "Director" means a duly-elected member of the Board of Directors.

2.8 "Early Retirement" means retirement from the Board of Directors prior to age 70.

2.9 "Eligible Director" means a Director with at least five (5) years of Service, who is not an Employee, and does not qualify to receive a retirement benefit under any pension plan of the Company or its subsidiaries. However, a Director who qualifies to receive a retirement benefit under any pension plan of the Company or its subsidiaries will nonetheless be considered a Director entitled to the Special Retirement Benefit described in Article 5.3 hereof.

2.10 "Employee" means a person employed by the Company or its subsidiaries in any capacity other than as a Director.

2.11 "Normal Retirement" means retirement from the Board of Directors at or after age 70.


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2.12     "Plan" means this Retirement Plan for Directors.

2.13     "Service" means service as a non-Employee Director.

                                   ARTICLE III
                                 EFFECTIVE DATE

3.1      This Plan shall be effective as of April 1, 1984 (the "Effective
         Date").


                                   ARTICLE IV
                                   ELIGIBILITY

4.1      Each Eligible Director shall participate in the Plan.

                                    ARTICLE V
                               RETIREMENT BENEFITS

5.1 Normal Retirement Benefit. An Eligible Director's annual Normal Retirement Benefit under this Plan shall be calculated as follows:

                           (a) With respect to an Eligible Director with less
                  than ten years of Service, the annual Normal Retirement Benefit shall be the sum of (i) fifty percent (50%) of the Eligible Director's Base Retainer in respect to the first five full years of Service plus (ii) if applicable, ten percent (10%) of the Eligible Director's Base Retainer for each full year of Service beyond five years up to a maximum of nine years.

                           (b) With respect to an Eligible Director with ten or
                  more years of Service, the annual Normal Retirement Benefit shall be the sum of (i) one hundred and ten percent (110%) of the Eligible Director's Base Retainer plus, (ii) if applicable, the Chairman Retainer.

5.2 In no event shall the benefit calculated under Article 5.1 exceed one hundred percent (100%) of the Base Retainer (in the case of an Eligible Director with less than ten years of Service) or the sum of (x) one hundred ten percent (110%) of the Base Retainer and the Chairman Retainer (in the case of an Eligible Director with ten or more years of Service), as applicable.

5.3 Special Retirement Benefit. A Director who is not an Eligible Director is not otherwise entitled to the benefit provided under Section 5.1 (as limited by Section 5.2). Notwithstanding the foregoing, a Director who has at least five (5) years of Service as a Director subsequent to his retirement as an Employee, and who retires from the Board of



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         Directors at or after 70, is eligible to receive a special retirement benefit hereunder equal to 25% of his Base Retainer.

5.4 Early Retirement Benefit. An Eligible Director who elects an Early Retirement shall receive a benefit computed in accordance with Article 5.1, except that such Early Retirement Benefit shall commence in accordance with Article VI hereof.

                                   ARTICLE VI
                         PAYMENT OF RETIREMENT BENEFITS

6.1 Payment of Benefits. Unless otherwise provided in Section 6.2, all retirement benefits hereunder shall be payable in monthly installments (on the fifteenth day of the month) equal to one-twelfth (l/12th) of the annual amounts determined under this Plan. A Director's retirement benefit hereunder, if any, shall be payable for the life of the Director, commencing on the fifteenth day of the month coinciding with or next following the later to occur of (i) such Director's 70th birthday and (ii) the date on which such Director retires from the Board of Directors; provided, however, that, with respect to an election to receive an Early Retirement Benefit, such Benefit shall commence on the fifteenth day of the month following the Director's 70th birthday. The Director's last payment of retirement benefits hereunder shall be made on the fifteenth day of the month in which he dies.

6.2 Payments Rounded to Next Higher Full Dollar. Each monthly payment which is computed in accordance with this Plan will, if not in whole dollars, be increased to the next whole dollar.

                                   ARTICLE VII
                                  DEATH BENEFIT

7.1 Death Benefit. Notwithstanding anything herein to the contrary, in the event an Eligible Director dies prior to his actual retirement from the Board of Directors, no death benefit shall be paid hereunder. If an Eligible Director dies while receiving retirement benefits pursuant to
         Article VI, no death benefit shall be paid hereunder.

                                  ARTICLE VIII
                                     FUNDING

8.1 The Company shall enter into a trust agreement creating an irrevocable grantor trust for the holding of cash, annuity contracts and/or any other form of assets as shall be determined by the Board of Directors, for retirement benefits accrued by the Eligible Directors (whether current or former) under the Plan; provided, however, that upon the occurrence of a Change of Control Transaction (as defined in Section 12.2), the Company


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         shall transfer to the trustee of the foregoing trust the maximum amount of assets estimated to be necessary to satisfy the Company's obligations hereunder, as in effect immediately prior to the Change of Control Transaction; provided, further, that in no event shall the amount transferred to the trustee of the foregoing trust be less than the amount of the accrued benefit determined under the same factors which would be used under the Company's qualified retirement plan. Any assets of such trust shall be subject to the claims of creditors of the Company to the extent set forth in the trust. Eligible Directors' (whether current or former) interests in benefits under this Plan shall only be those of unsecured creditors of the Company.

                                   ARTICLE IX
                               PLAN ADMINISTRATION

9.1 The general administration of this Plan and the responsibility for carrying out the provisions hereof shall be vested in the Compensation Committee. The Compensation Committee may adopt, subject to the approval of the Board of Directors, such rules and regulations as it may deem necessary for the proper administration of this Plan, and its decision in all matters shall be final, conclusive, and binding.

                                    ARTICLE X
                            AMENDMENT AND TERMINATION

10.1 The Board of Directors reserves in its sole and exclusive discretion the right at any time and from time to time to amend this Plan in any respect or terminate this Plan without restriction and without the consent of any Eligible Director, provided, however, that no amendment or termination of this Plan shall impair the right of any Eligible Director to receive benefits earned and accrued hereunder prior to such amendment or termination. The Board of Directors shall not terminate this Plan solely to accelerate benefits earned and accrued hereunder. Any amounts not currently payable to an Eligible Director shall revert to the Company in the event of termination of the Plan.

                                   ARTICLE XI
                            MISCELLANEOUS PROVISIONS

11.1 This Plan does not in any way obligate the Company to continue to retain a Director on the Board of Directors, nor does this Plan limit the right of the Company to terminate a Director's service on the Board of Directors.

11.2 Non-Alienation of Benefits. No retirement benefit payable hereunder may be assigned, pledged, mortgaged or hypothecated and to the extent permitted by law, no such retirement benefit shall be subject to legal process or attachment for the payment of any claims against any person entitled to receive the same.


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11.3     Payment to Incompetents. If an Eligible Director entitled to receive any retirement benefit payments hereunder is deemed by the Compensation Committee or is adjudged by a court of competent jurisdiction to be legally incapable of giving valid receipt and discharge for such retirement benefit, such payments shall be paid to such person or persons as the Compensation Committee shall designate or to the duly appointed guardian of such Eligible Director. Such payments shall, to the extent made, be deemed a complete discharge for such payments under this Plan.

11.4 Loss of Benefits. At the sole discretion of the Compensation Committee, and after written notice to the Eligible Director, rights to receive any retirement benefit under this Plan may be forfeited, suspended, reduced or terminated in cases of gross misconduct by the Eligible Director, or of any conduct, activity or competitive occupation which is reasonably deemed to be prejudicial to the interests of the Company or a subsidiary of the Company, including but not limited to the utilization or disclosure of confidential information for gain or otherwise.

11.5 Noncompetition. An Eligible Director shall forfeit any and all retirement benefits pursuant to this Plan if said Eligible Director violates the notice provision of the next paragraph hereof or anywhere in the United States or outside of the United States, directly or indirectly, owns, manages, operates, joins or controls, or participates in the ownership, management, operation or control of, or becomes a director or an employee of, or a consultant to, any person, firm, or corporation which competes with the Company; provided, however, that the provisions of this Article 11.5 shall not apply to investments by the Eligible Director in shares of stock traded on a national securities exchange or on the national over-the-counter market which shall have an aggregate market value, at the time of acquisition, of less than two (2%) percent of the outstanding shares of such stock.

         An Eligible Director shall be obligated to give the Company at least sixty (60) days' prior written notice, registered or certified mail, postage prepaid, addressed to the Secretary, Hubbell Incorporated, 584 Derby Milford Road, Orange, Connecticut, 06477, of his intention, directly or indirectly, to own, manage, operate, join or control, or participate in the ownership, management, operation or control of, or become a director or an employee of, or a consultant to, any person, firm, or corporation, following which, within a period of sixty (60) days from its receipt of such notice, the Company will mail to the Eligible Director by registered or certified mail, postage prepaid, a statement of its opinion as to whether said intention of the Eligible Director violates this Article 11.5.

11.6 Withholding. Payments made by the Company under this Plan to any Eligible Director shall be subject to withholding as shall, at the time for such payment, be required under any income tax or other laws, whether of the United States or any other jurisdiction.

11.7 Expenses. All expenses and costs in connection with the operation of this Plan shall be borne by the Company.


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11.8     Governing Law. The provisions of this Plan will be construed according to the laws of the State of Connecticut, excluding the provisions of any such laws that would require the application of the laws of another jurisdiction.

11.9 Gender and Number. The masculine pronoun wherever used herein shall include the feminine gender and the feminine the masculine and the singular number as used herein shall include the plural and the plural the singular unless the context clearly indicates a different meaning.

11.10 Titles and Headings. The titles to articles and headings of sections of this Plan are for convenience of reference only and in case of any conflict, the text of the Plan, rather than such titles and headings, shall control.

                                   ARTICLE XII
                                CHANGE OF CONTROL

12.1 The provisions of Section 12.3 shall become effective immediately upon the occurrence of a Change of Control (as defined in Section 12.2(a)).

12.2     (a)      "Change of Control" -- shall mean any one of the following:

                  (i) Continuing Directors no longer constitute at least 2/3 of the Directors;

                  (ii) any person or group of persons (as defined in Rule 13d-5 under the Securities Exchange Act of 1934), together with its affiliates, becomes the beneficial owner, directly or indirectly, of twenty (20%) percent or more of the voting power of the then outstanding securities of the Company entitled to vote for the election of the Company's directors; provided that this Article XII shall not apply with respect to any holding of securities by (A) the trust under a Trust Indenture dated September 2, 1957 made by Louie E. Roche, (B) the trust under a Trust Indenture dated August 23, 1957 made by Harvey Hubbell, and (C) any employee benefit plan (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended) maintained by the Company or any affiliate of the Company;

                  (iii) the approval by the Company's stockholders of the merger or consolidation of the Company with any other corporation, the sale of substantially all of the assets of the Company or the liquidation or dissolution of the Company, unless, in the case of a merger or consolidation, the incumbent Directors in office immediately prior to such merger or consolidation will constitute at least 2/3 of the Directors of the surviving corporation of such merger or consolidation and any parent (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934) of such corporation; or


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                  (iv)     at least 2/3 of the incumbent Directors in office
                           immediately prior to any other action proposed to be taken by the Company's stockholders determines that such proposed action, if taken, would constitute a change of control of the Company and such action is taken.

         (b) "Continuing Director" shall mean any individual who is a member of the Company's Board of Directors on December 9, 1986 or was designated (before such person's initial election as a Director) as a Continuing Director by 2/3 of the then Continuing Directors.

         (c) "Change of Control Transaction" shall mean the closing of the transaction constituting the Change of Control, which shall include, for purposes of the events described in Section 12.2(a)(iii), above, the consummation of the merger or consolidation approved by the Company's stockholders.

12.3     (a)      Section 9.1 is deleted and the following is inserted in lieu thereof:

                  "The Plan shall be administered by the Compensation Committee which shall have full authority to interpret the Plan, to establish rules and regulations relating to the Plan, and to make all other determinations and take all other actions necessary or appropriate for the proper administration of the Plan. No member of the Compensation Committee, other than a Continuing Director, shall be eligible to participate in the Plan."

         (b)      New Section 6.3 is inserted as follows:

                  Payment of Benefits Upon the Occurrence of a Change of Control Transaction.

                  (a) Upon the occurrence of a Change of Control Transaction (as defined in Section 12.2(c) above), in the event that a Director retires or is otherwise separated from Service or a Director has previously retired or otherwise separated from Service and is, as of the date of the signing of any Change of Control Agreement (as hereinafter defined) receiving installment payments under the Plan, all retirement benefits hereunder shall, unless a Director has elected otherwise with respect to the time of payment in respect of a Change of Control, become payable in a lump sum on the 30th day after the later to occur of (i) the date of the Change of Control Transaction and (ii) the date of any such retirement or separation.

                  (b) During the period of ten days after the signing of any agreement (a "Change of Control Agreement") by the Company that would, upon the consummation of the transactions contemplated therein, result in a Change of Control, a Director shall be provided with the opportunity to elect to


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                           receive payment of the amounts provided to him or her
                           under this Plan in installment payments, payable in accordance with Section 6.1, above.

                  (c) In the event that a Director does not elect to receive the payment of his or her benefits in installment payments, the Director's lump sum payment as provided for hereunder shall be calculated using the actuarial assumptions set forth on Exhibit A attached hereto.

         (c) In Section 11.3, all references to "Compensation Committee" are deleted and in lieu thereof is inserted the phrase "trustee under the trust, created pursuant to Section 8.1".

         (d)      Section 11.4 is deleted.

         (e)      Section 11.5 is deleted.

         (f)      New Section 11.11 is inserted as follows:

                  "Notwithstanding any other provisions of the Plan to the contrary:

                  (i) the accrued benefit hereunder of any Eligible Director as of the date of a Change of Control may not be reduced;

                  (ii) any Service accrued by an Eligible Director as of the date of a Change of Control cannot be reduced;

                  (iii) no amendment or action of the Compensation Committee which affects any Eligible Director is valid and enforceable without the prior written consent of such Eligible Director; and

                  (iv) no termination of the Plan shall have the effect of reducing any benefits accrued under the Plan prior to such termination."

Adopted by the Board of Directors on March 12, 1984 and amended on December 9, 1986, March 12, 1990 and December 8, 1999.






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                                    EXHIBIT A

                                   ASSUMPTIONS

The assumptions to be used are those specified under Section 417(e) of the Internal Revenue Code of 186, as amended, which assumptions are the minimum lump sum factors permitted to be used for calculating pension benefits under qualified defined benefit plans.


Benefit: Lump sum payment of unreduced benefit deferred to age 55, increased to reflect the 50% joint and survivor form.

Mortality Rates:  The 1983 Group Annuity Mortality (1983 GAM) blend of 50% male and 50% female rates.

Interest Rate:    10-year treasury rate on the first day of the fourth quarter of the calendar year immediately prior to the date on which the Director retires or otherwise separates from Service.